UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

FACT II ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42421	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

14 Wall Street, 20th Floor New York, New York United States of America	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	FACTU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	FACT	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FACTW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Business Combination Agreement

As previously disclosed, FACT II Acquisition Corp., a Cayman Islands exempted company (“FACT”), entered into a Business Combination Agreement, dated as of November 26, 2025, as amended by Amendment No. 1 thereto dated as of May 17, 2026 (the “Business Combination Agreement”), by and among FACT, FACT II Acquisition LLC, a Cayman Islands limited liability company (“Sponsor HoldCo”), Patriot Merger Subsidiary, Inc., a Florida corporation and a wholly-owned subsidiary of FACT, and Precision Aerospace & Defense Group, Inc., a Florida corporation (“PAD”).

On July 16, 2026, the Business Combination Agreement was terminated in accordance with the terms set forth therein (the “Termination”).

Sponsor Support Agreement

As previously disclosed, on November 26, 2025, Sponsor HoldCo entered into a voting and support agreement with FACT and PAD (the “Sponsor Support Agreement”) in connection with the Business Combination Agreement.

 As a result of the Termination, the Sponsor Support Agreement terminated in accordance with its respective terms.

PAD Support Agreements

As previously disclosed, on January 6, 2026 and January 19, 2026, PAD, FACT and certain stockholders of PAD entered into support agreements (collectively, the “PAD Support Agreements”) in connection with the Business Combination Agreement.

 As a result of the Termination, the PAD Support Agreements terminated in accordance with their respective terms.

Item 7.01 Regulation FD Disclosure.

On July 21, 2026, FACT issued a press release announcing the termination of the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2026

FACT II ACQUISITION CORP.

By:	/s/ Adam Gishen
Name:	Adam Gishen
Title:	Chief Executive Officer

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